UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of September 3, 2015, Ener-Core, Inc. (the “Company”) changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion dated September 2, 2015 and attached hereto as Exhibit 2.1 (the “Plan of Conversion”), following approval by the Company’s stockholders of the Reincorporation at the Company’s 2015 Annual Meeting of Stockholders held on August 28, 2015 (the “Annual Meeting”). In connection with the Reincorporation, the Company filed articles of conversion with the State of Nevada attached hereto as Exhibit 3.1 and a certificate of conversion with the State of Delaware attached hereto as Exhibit 3.2.

Upon effectiveness of the Reincorporation, the rights of the Company’s stockholders became governed by the Delaware General Corporation Law, the certificate of incorporation attached hereto as Exhibit 3.3 and the bylaws attached hereto as Exhibit 3.4. As a Delaware corporation following the Reincorporation (“Ener-Core Delaware”), the Company is deemed to be the same continuing entity as the Nevada corporation prior to the Reincorporation (“Ener-Core Nevada”). As such, Ener-Core Delaware continues to possess all of the rights, privileges and powers of Ener-Core Nevada, all of the properties of Ener-Core Nevada and all of the debts, liabilities and obligations of Ener-Core Nevada, including all contractual obligations, and continues with the same name, business, assets, liabilities, headquarters, officers and directors as immediately prior to the Reincorporation.

Upon effectiveness of the Reincorporation, all of the issued and outstanding shares of common stock of Ener-Core Nevada automatically converted into issued and outstanding shares of common stock of Ener-Core Delaware without any action on the part of the Company’s stockholders. The Reincorporation did not have an effect on the quotation of shares of the Company’s common stock on the OTCQB Marketplace, which continues under the same “ENCR” symbol.

Additional information regarding the Reincorporation and a comparison of the rights of stockholders of Ener-Core Delaware and Ener-Core Nevada can be found in the definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on July 15, 2015 (the “Proxy Statement”).

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated herein by reference.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2015, the Company’s board of directors approved, subject to stockholder approval, the Ener-Core, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”). As described in Item 5.07 below, the Company’s stockholders approved the 2015 Plan at the Annual Meeting.

The 2015 Plan authorizes the issuance of 300,000 shares of the Company’s common stock. The 2015 Plan will replace the Ener-Core, Inc. 2013 Equity Incentive Award Plan (the “Prior Plan”), and no new awards will be granted under the Prior Plan. The 2015 Plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and performance awards payable in a combination of cash and shares of the Company. Awards may be granted under the 2015 Plan to officers, employees, directors, consultants and advisors of the Company and its affiliates.

Further details regarding the 2015 Plan are provided in the Proxy Statement. The foregoing description of the 2015 Plan is qualified in its entirety by the full text of the 2015 Plan, which is attached as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s stockholders approved six proposals that were presented at the Annual Meeting, which were described in the Proxy Statement. The final voting results of the six proposals are set forth below.

Proposal 1 - Election of Directors

All of the seven nominees identified in Proposal 1 as described in the Proxy Statement were elected. The voting results for the election of directors are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alain J. Castro	1,351,038	16,268	599,682
Michael J. Hammons	1,320,058	47,248	599,682
Christopher J. Brown, Ph.D.	1,323,078	44,228	599,682
Jeffrey A. Horn	1,351,026	16,280	599,682
Bennet P. Tchaikovsky	1,351,292	16,014	599,682
Ian C. Copeland	1,348,790	18,516	599,682
Eric Helenek	1,351,268	16,038	599,682

Proposal 2 - Ratification of Independent Registered Public Accounting Firm

The proposal seeking ratification of the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm was approved by the Company’s stockholders. The voting results are as follows:

Votes For	1,926,038
Votes Against	11,989
Abstentions	28,961

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Proposal 3 - Advisory Vote to Approve Executive Compensation

The proposal seeking approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers was approved by the Company’s stockholders. The voting results are as follows:

Votes For	1,171,218
Votes Against	38,825
Abstentions	157,263
Broker Non-Votes	599,682

Proposal 4 - Approval of the Ener-Core, Inc. 2015 Omnibus Incentive Plan

The proposal seeking approval of the 2015 Plan was approved by the Company’s stockholders. The voting results are as follows:

Votes For	1,136,288
Votes Against	75,867
Abstentions	155,151
Broker Non-Votes	599,682

Proposal 5 - Approval of Reincorporation of Ener-Core, Inc. from the State of Nevada to the State of Delaware

The proposal seeking approval of the Reincorporation was approved by the Company’s stockholders. The voting results are as follows:

Votes For	1,316,756
Votes Against	48,117
Abstentions	2,433
Broker Non-Votes	599,682

Proposal 6 - Approval of Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if Insufficient Votes in Favor of Proposal 5

The proposal seeking approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 5 was approved by the Company’s stockholders. The voting results are as follows:

Votes For	1,836,075
Votes Against	76,399
Abstentions	54,514

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Plan of Conversion, dated September 2, 2015.
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on September 2, 2015 and effective September 3, 2015.
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on September 2, 2015 and effective September 3, 2015.
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on September 2, 2015 and effective September 3, 2015.
3.4	Bylaws, dated as of September 3, 2015.
10.1	Ener-Core, Inc. 2015 Omnibus Incentive Plan(1)

(1)	Incorporated by reference to the Registrant’s definitive proxy statement filed on July 15, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2015	ENER-CORE, Inc.

	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Plan of Conversion, dated September 2, 2015.
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on September 2, 2015 and effective September 3, 2015.
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on September 2, 2015 and effective September 3, 2015.
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on September 2, 2015 and effective September 3, 2015.
3.4	Bylaws, dated as of September 3, 2015.
10.1	Ener-Core, Inc. 2015 Omnibus Incentive Plan(1)

(1)	Incorporated by reference to the Registrant’s definitive proxy statement filed on July 15, 2015.

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